October 10, 1996
                               DREYFUS INTERMEDIATE
                             MUNICIPAL BOND FUND, INC.
                             SUPPLEMENT TO PROSPECTUS
                             DATED SEPTEMBER 3, 1996
        THE FOLLOWING INFORMATION SUPPLEMENTS OR REPLACES THE INFORMATION CONTAINED IN THE FOLLOWING INDICATED SECTIONS OF THE FUND'S PROSPECTUS:
                         ANNUAL FUND OPERATING EXPENSES
SHAREHOLDER TRANSACTION EXPENSES
  Redemption Fee
  (as a percentage of amount redeemed)....              .10%
        The information contained in the Fund's Annual Operating Expenses and the Example do not reflect any redemption fee retained by the Fund.
                              HOW TO REDEEM SHARES
        Effective November 4, 1996, the Fund will deduct a redemption fee equal to .10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The fee will be retained by the Fund and used primarily to offset the transaction costs that short-term trading imposes on the Fund and its shareholders. No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or shares redeemed from omnibus accounts. Furthermore, no redemption fee will be charged upon the redemption of Fund shares acquired through reinvestment of dividends or distributions, nor will the redemption fee be used to pay fees imposed for various Fund services or shares. The redemption fee may be waived, modified or discontinued at any time, or from time to time.
                                                                    947s101096



                                                 October 10, 1996

         DREYFUS INTERMEDIATE MUNICIPAL BOND FUND, INC.

       Supplement to Statement of Additional Information
                    Dated September 3, 1996

      The following information supplements the information contained in  the
section   of   the  Fund's  Statement  of  Additional  Information   entitled
"Redemption of Shares":

      Redemption Fee. Effective November 4, 1996, the Fund will deduct a redemption fee equal to .10% of the net asset value of Fund shares redeemed (including redemptions through the use of the Fund Exchanges service) less than fifteen days following the issuance of such shares. The redemption fee will be deducted from the redemption proceeds and retained by the Fund.

      No redemption fee will be charged upon the redemption of shares through the Fund's Check Redemption Privilege, Automatic Withdrawal Plan or Dreyfus Auto-Exchange Privilege, or shares redeemed from omnibus accounts. Furthermore, no redemption fee will be charged upon redemption of Fund shares acquired through reinvestment of dividends or distributions, nor will the redemption fee be used to pay fees imposed for various Fund services or shares. This redemption fee may be waived, modified or discontinued at any time, or from time to time.